EXHIBIT 24


                             POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of WHITMAN CORPORATION, a Delaware corporation (the "Company"), which intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of 800,000 shares of the Company's Common Stock, hereby constitutes and appoints THOMAS L. BINDLEY, WILLIAM B. MOORE AND FRANK T. WESTOVER, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), and to file such Registration Statement and amendments, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 21st day of August, 1995.


                              /s/ Bruce S. Chelberg


                             POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of WHITMAN CORPORATION, a Delaware corporation (the "Company"), which intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of 800,000 shares of the Company's Common Stock, hereby constitutes and appoints THOMAS L. BINDLEY, WILLIAM B. MOORE AND FRANK T. WESTOVER, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), and to file such Registration Statement and amendments, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 21st day of August, 1995.


                              /s/ Thomas L. Bindley


                             POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of WHITMAN CORPORATION, a Delaware corporation (the "Company"), which intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of 800,000 shares of the Company's Common Stock, hereby constitutes and appoints THOMAS L. BINDLEY, WILLIAM B. MOORE AND FRANK T. WESTOVER, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), and to file such Registration Statement and amendments, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 21st day of August, 1995.


                              /s/ Frank T. Westover


                             POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of WHITMAN CORPORATION, a Delaware corporation (the "Company"), which intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of 800,000 shares of the Company's Common Stock, hereby constitutes and appoints THOMAS L. BINDLEY, WILLIAM B. MOORE AND FRANK T. WESTOVER, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), and to file such Registration Statement and amendments, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 21st day of August, 1995.


                              /s/ Richard G. Cline


                             POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of WHITMAN CORPORATION, a Delaware corporation (the "Company"), which intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of 800,000 shares of the Company's Common Stock, hereby constitutes and appoints THOMAS L. BINDLEY, WILLIAM B. MOORE AND FRANK T. WESTOVER, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), and to file such Registration Statement and amendments, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 21st day of August, 1995.


                              /s/ Pierre S. Du Pont


                             POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of WHITMAN CORPORATION, a Delaware corporation (the "Company"), which intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of 800,000 shares of the Company's Common Stock, hereby constitutes and appoints THOMAS L. BINDLEY, WILLIAM B. MOORE AND FRANK T. WESTOVER, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), and to file such Registration Statement and amendments, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 21st day of August, 1995.


                              /s/ Archie R. Dykes


                             POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of WHITMAN CORPORATION, a Delaware corporation (the "Company"), which intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of 800,000 shares of the Company's Common Stock, hereby constitutes and appoints THOMAS L. BINDLEY, WILLIAM B. MOORE AND FRANK T. WESTOVER, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), and to file such Registration Statement and amendments, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 22nd day of August, 1995.


                              /s/ Helen Galland


                             POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of WHITMAN CORPORATION, a Delaware corporation (the "Company"), which intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of 800,000 shares of the Company's Common Stock, hereby constitutes and appoints THOMAS L. BINDLEY, WILLIAM B. MOORE AND FRANK T. WESTOVER, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), and to file such Registration Statement and amendments, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 21st day of August, 1995.


                              /s/ Jarobin Gilbert, Jr.


                             POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of WHITMAN CORPORATION, a Delaware corporation (the "Company"), which intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of 800,000 shares of the Company's Common Stock, hereby constitutes and appoints THOMAS L. BINDLEY, WILLIAM B. MOORE AND FRANK T. WESTOVER, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), and to file such Registration Statement and amendments, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 21st day of August, 1995.


                              /s/ Victoria B. Jackson


                             POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of WHITMAN CORPORATION, a Delaware corporation (the "Company"), which intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of 800,000 shares of the Company's Common Stock, hereby constitutes and appoints THOMAS L. BINDLEY, WILLIAM B. MOORE AND FRANK T. WESTOVER, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), and to file such Registration Statement and amendments, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 21st day of August, 1995.


                              /s/ Donald P. Jacobs


                             POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of WHITMAN CORPORATION, a Delaware corporation (the "Company"), which intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of 800,000 shares of the Company's Common Stock, hereby constitutes and appoints THOMAS L. BINDLEY, WILLIAM B. MOORE AND FRANK T. WESTOVER, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), and to file such Registration Statement and amendments, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 21st day of August, 1995.


                              /s/ Charles S. Locke